UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2013 (September 20, 2013)

Behringer Harvard Opportunity REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53650	20-8198863
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

Behringer Harvard Opportunity REIT II, Inc. (which may be referred to as the “Registrant”, “we”, “our”, or “us”), owns a 90% interest in BH-AW Florida MOB Venture, LLC (the “Florida MOB Joint Venture”).  The remaining 10% interest in the Florida MOB Joint Venture is owned by AW SFMOB Investor, LLC (“AW Investor”) and AW SFMOB Managing Member, LLC (“AW Managing Member” and collectively with AW Investor, “AW”).  Florida MOB Joint Venture indirectly owned ground leasehold interests in a portfolio of eight medical office buildings located in South Florida and approximately 7.8 acres excess land related to the buildings (collectively, the “Original MOB Portfolio”).

On September 20, 2013, the special purpose entities that owned the Original MOB Portfolio properties sold the properties to entities affiliated with AW and Healthcare Trust of America, Inc. for an aggregate contract sales price of approximately $63 million, which was paid in cash and through the assumption of existing indebtedness of approximately $18 million secured by two of the properties.

We acquired the Original MOB Portfolio on October 8, 2010, for a contract purchase price of $47.1 million, excluding closing costs.  Florida MOB Joint Venture continues to own an approximately 88.7% interest in Gardens Medical Pavilion, an approximately 75,000 rentable square feet medical office building located in Palm Beach Gardens, Florida, that it acquired on October 20, 2010.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Financial Information

On September 20, 2013, the special purpose entities that owned the Original MOB Portfolio properties sold the properties to entities affiliated with AW and Healthcare Trust of America, Inc. for an aggregate contract sales price of approximately $63 million, which was paid in cash and through the assumption of existing indebtedness of approximately $18 million secured by two of the properties.

The following unaudited pro forma consolidated financial information gives effect to the disposition of the Original MOB Portfolio.  In addition, the pro forma consolidated statement of operations for the years ended December 31, 2012 and 2011 have been adjusted to include the disposition of the remaining three buildings at Interchange Business Center (sold on April 12, 2013) for which these annual financial statements had not been recast to reflect this disposition.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

As of June 30, 2013

(in thousands, except shares)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had disposed of the Original MOB Portfolio as of June 30, 2013.  This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2013.  The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on June 30, 2013, nor does it purport to represent our future financial position.

	June 30, 2013	Pro Forma
	as Reported	Adjustments	Pro Forma
	(a)	(b)	June 30, 2013

Assets
Real Estate
Land and land improvements, net	$67,736	$(5,643)	$62,093
Buildings and building improvements, net	240,220	(38,174)	202,046
Real estate under development	254	—	254
Total real estate	308,210	(43,817)	264,393

Cash and cash equivalents	68,720	39,166	107,886
Restricted cash	6,986	(397)	6,589
Accounts receivable, net	2,718	(434)	2,284
Prepaid expenses and other assets	1,249	—	1,249
Investment in unconsolidated joint venture	11,635	—	11,635
Furniture, fixtures and equipment, net	7,952	(47)	7,905
Deferred financing fees, net	3,540	(251)	3,289
Lease intangibles, net	4,580	(2,435)	2,145
Total assets	$415,590	$(8,215)	$407,375

Liabilities and Equity
Notes payable	$218,505	$(18,098)	$200,407
Accounts payable	1,166	—	1,166
Payables to related parties	626	(46)	580
Acquired below-market leases, net	841	(481)	360
Accrued and other liabilities	8,357	(1,458)	6,899
Total liabilities	229,495	(20,083)	209,412

Commitments and contingencies

Equity
Preferred stock, $.0001 par value per share; 50,000,000 shares authorized, none outstanding	—	—	—
Convertible stock, $.0001 par value per share; 1,000 shares authorized, 1,000 outstanding	—	—	—
Common stock, $.0001 par value per share; 350,000,000 shares authorized, 26,038,553 shares issued and outstanding	3	—	3
Additional paid-in capital	233,095	—	233,095
Accumulated distributions and net loss	(56,567)	14,483	(42,084)
Accumulated other comprehensive income	81	—	81
Total Behringer Harvard Opportunity REIT II, Inc. equity	176,612	14,483	191,095
Noncontrolling interest	9,483	(2,615)	6,868
Total equity	186,095	11,868	197,963
Total liabilities and equity	$415,590	$(8,215)	$407,375

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2013

(in thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of the Original MOB Portfolio as of January 1, 2011.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2013.  The Pro Forma Consolidated Statement of Operations does not include nonrecurring items, is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2011 nor does it purport to represent our future operations.

	Six Months Ended June 30, 2013 as Reported	Pro Forma Adjustments	Pro Forma Six Months
	(a)	(b)	Ended June 30, 2013

Revenues
Rental revenue	$18,596	$(5,646)	$12,950
Hotel revenue	7,012	—	7,012
Total revenues	25,608	(5,646)	19,962

Expenses
Property operating expenses	6,615	(2,499)	4,116
Hotel operating expenses	5,488	—	5,488
Interest expense, net	4,188	(464)	3,724
Real estate taxes	2,652	(512)	2,140
Property management fees	936	(245)	691
Asset management fees	1,545	—	1,545
General and administrative	1,633	—	1,633
Acquisition expense	3,056	—	3,056
Depreciation and amortization	8,373	(1,618)	6,755
Total expenses	34,486	(5,338)	29,148

Interest income, net	60	(3)	57
Other income	10	—	10

Loss from continuing operations	(8,808)	(311)	(9,119)
Noncontrolling interest in continuing operations	347	31	378
Loss from continuing operations attributable to the Company	$(8,461)	$(280)	$(8,741)

Loss per share from continuing operations	$(0.32)		$(0.34)
Weighted average shares outstanding	26,046		26,046

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2012

(in thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of the Original MOB Portfolio and the remaining three buildings at Interchange Business Center as of January 1, 2011.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2012.  The Pro Forma Consolidated Statement of Operations does not include nonrecurring items, is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2011 nor does it purport to represent our future operations.

	Year Ended December 31, 2012 as Reported	Prior Disposition Pro Forma Adjustments	Pro Forma Adjustments	Pro Forma Year Ended
	(a)	(b)	(c)	December 31, 2012

Revenues
Rental revenue	$33,638	$(993)	$(10,878)	$21,767
Hotel revenue	10,952	—	—	10,952
Total revenues	44,590	(993)	(10,878)	32,719

Expenses
Property operating expenses	22,385	(279)	(5,324)	16,782
Interest expense	9,111	(1,309)	(944)	6,858
Real estate taxes	4,507	(411)	(872)	3,224
Property management fees	1,678	(30)	(477)	1,171
Asset management fees	3,229	(131)	—	3,098
General and administrative	3,205	—	—	3,205
Acquisition expense	750	—	—	750
Depreciation and amortization	14,809	(955)	(3,227)	10,627
Total expenses	59,674	(3,115)	(10,844)	45,715

Interest income, net	142	—	(14)	128
Other income	88	—	—	88

Income (loss) from continuing operations	(14,854)	2,122	(48)	(12,780)
Noncontrolling interest in continuing operations	1,258	(424)	5	839
Net income (loss) from continuing operations attributable to the Company	$(13,596)	$1,698	$(43)	$(11,941)

Loss per share from continuing operations	$(0.52)			$(0.46)
Weighted average shares outstanding	25,987			25,987

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2011

(in thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of the Original MOB Portfolio and the remaining three buildings at Interchange Business Center as of January 1, 2011.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2012.  The Pro Forma Consolidated Statement of Operations does not include nonrecurring items, is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2011 nor does it purport to represent our future operations.

	Year Ended December 31, 2011 as Reported	Prior Disposition Pro Forma Adjustments	Pro Forma Adjustments	Pro Forma Year Ended
	(a)	(b)	(c)	December 31, 2011

Revenues
Rental revenue	$24,010	$(1,197)	$(10,486)	$12,327
Hotel revenue	6,564	—	—	6,564
Interest income from real estate loan receivable	2,931	—	—	2,931
Total revenues	33,505	(1,197)	(10,486)	21,822

Expenses
Property operating expenses	16,852	(320)	(4,894)	11,638
Interest expense	6,740	(1,345)	(958)	4,437
Real estate taxes	3,285	(396)	(1,178)	1,711
Property management fees	1,087	(30)	(448)	609
Asset management fees	2,913	(125)	—	2,788
General and administrative	2,323	—	—	2,323
Acquisition expense	4,110	—	—	4,110
Depreciation and amortization	11,646	(916)	(3,805)	6,925
Total expenses	48,956	(3,132)	(11,283)	34,541

Interest income, net	136	—	(9)	127
Other income	504	—	—	504
Loss from continuing operations before equity in earnings (losses) of unconsolidated joint ventures	(14,811)	1,935	788	(12,088)
Equity in earnings of unconsolidated joint ventures	2,681	—	—	2,681
Income (loss) from continuing operations	(12,130)	1,935	788	(9,407)
Noncontrolling interest in continuing operations	1,562	(387)	(79)	1,096
Net income (loss) from continuing operations attributable to the Company	$(10,568)	$1,548	$709	$(8,311)

Loss per share from continuing operations	$(0.44)			$(0.35)
Weighted average shares outstanding	24,039			24,039

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.              Reflects our historical balance sheet as of June 30, 2013.

b.              Reflects our disposition of the Original MOB Portfolio which occurred on September 20, 2013.  Amounts represent the necessary adjustments to remove the assets and liabilities sold to the buyer as a result of the disposition.

Unaudited Pro Forma Consolidated Statement of Operations for Six Months Ended June 30, 2013

a.              Reflects our historical operations for the six months ended June 30, 2013.

b.              Reflects the historical revenues and expenses of the Original MOB Portfolio, including property management fees, depreciation and amortization associated with the property.

Unaudited Pro Forma Consolidated Statement of Operations for Year Ended December 31, 2012

a.              Reflects our historical operations for the year ended December 31, 2012.

b.              Reflects the historical revenues and expenses of the remaining three buildings at Interchange Business Center (sold on April 12, 2013), including property management fees, asset management fees, depreciation and amortization associated with the property.

c.               Reflects the historical revenues and expenses of the Original MOB Portfolio, including property management fees, depreciation and amortization associated with the property.

Unaudited Pro Forma Consolidated Statement of Operations for Year Ended December 31, 2011

a.              Reflects our historical operations for the year ended December 31, 2011.

b.              Reflects the historical revenues and expenses of the remaining three buildings at Interchange Business Center (sold on April 12, 2013), including property management fees, asset management fees, depreciation and amortization associated with the property.

c.               Reflects the historical revenues and expenses of the Original MOB Portfolio, including property management fees, depreciation and amortization associated with the property.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

Dated: September 26, 2013	By:	/s/ Andrew J. Bruce
Andrew J. Bruce
Chief Financial Officer